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FRANKLIN GOLD AND PRECIOUS METALS FUND

SUPPLEMENT DATED MARCH 22, 2024

TO THE PROSPECTUS DATED DECEMBER 1, 2023

OF FRANKLIN GOLD AND PRECIOUS METALS FUND (the “Fund”)

The following replaces the Average Annual Total Returns table in the section of the Fund’s Prospectus entitled “Performance”:

Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2022

	1 Year	5 Years	10 Years	Since Inception
Franklin Gold and Precious Metals Fund - Class A
Return before taxes	-27.68%	4.40%	-3.53%	—
Return after taxes on distributions	-27.56%	2.88%	-4.61%	—
Return after taxes on distributions and sale of Fund shares	-16.27%	3.00%	-2.92%	—
Franklin Gold and Precious Metals Fund - Class C	-24.77%	4.82%	-3.70%	—
Franklin Gold and Precious Metals Fund - Class R6	-23.15%	6.00%	—	1.68%	[1]
Franklin Gold and Precious Metals Fund - Advisor Class	-23.24%	5.86%	-2.74%	—
FTSE Gold Mines Index (index reflects no deduction for fees, expenses or taxes)	-12.84%	4.61%	-3.19%	—
S&P 500 Index (index reflects no deduction for fees, expenses or taxes)	-18.11%	9.43%	12.56%	—

1.	Since inception May 1, 2013.

Please keep this supplement with your prospectus for future reference.

SUMMARY PROSPECTUS

FRANKLIN GOLD AND PRECIOUS METALS FUND

December 1, 2023 as amended, March 22, 2024

Class A	Class C	Class R6	Advisor Class
FKRCX	FRGOX	FGPMX	FGADX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated December 1, 2023, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

FRANKLIN GOLD AND PRECIOUS METALS FUND
SUMMARY PROSPECTUS

Investment Goal

Capital appreciation. The Fund's secondary goal is to provide shareholders with current income through dividends or interest received from its investments.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees (including on Class R6 and Advisor Class shares), such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $25,000 in Franklin Templeton funds and certain other funds distributed through Franklin Distributors, LLC, the Fund’s distributor. More information about these and other discounts is available from your financial professional and under “Your Account” on page 35 in the Fund’s Prospectus and under “Buying and Selling Shares” on page 43 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – “Intermediary Sales Charge Discounts and Waivers” to the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%		None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $1 Million or more (see "Investment of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
SUMMARY PROSPECTUS

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees	0.47%	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.20%	0.20%	0.17%	0.20%
Total annual Fund operating expenses	0.92%	1.67%	0.64%	0.67%
Fee waiver and/or expense reimbursement[1]	None	None	-0.11%	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.92%	1.67%	0.53%	0.67%

1. Transfer agency fees on Class R6 shares of the Fund have been capped so that transfer agency fees for that class do not exceed 0.03% until November 30, 2024. During its term, this fee agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the waiver and expense limitation (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$639	$827	$1,031	$1,618
Class C	$270	$526	$907	$1,777
Class R6	$54	$193	$345	$787
Advisor Class	$68	$214	$373	$834
If you do not sell your shares:
Class C	$170	$526	$907	$1,777

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12.92% of the average value of its portfolio.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
SUMMARY PROSPECTUS

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of gold and precious metals operation companies. Gold and precious metals operation companies include companies that mine, process, or deal in gold or other precious metals, such as silver, platinum, and palladium, including mining finance and exploration companies as well as operating companies with long- or medium-life mines. Several metals, including non-precious metals such as copper, zinc or nickel, often can be found in the earth together and as a result, precious metals may not be the primary business of the company. For purposes of the Fund’s 80% policy, such companies may be considered to be gold and precious metals operation companies as long as the investment manager determines, in its sole discretion, that the company provides attractive exposure to precious metals.

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.

The Fund may buy securities of gold and precious metals operation companies located anywhere in the world and in general invests predominantly in non-U.S. companies. Currently a substantial portion of the companies in which the Fund invests are domiciled in Canada, although the mining operations of such companies often take place in other countries, including emerging and frontier markets. The Fund may invest in companies without regard to market capitalization, and may heavily invest in small- and mid-capitalization companies. The Fund primarily invests in equity securities, primarily common stock. The Fund also invests in American, Global and European Depositary Receipts.

The Fund’s investment manager looks for companies with low cost reserves and experienced management teams with established track records, particularly focusing on companies with long life production profiles, expandable resource bases, and active exploration programs that can potentially drive future reserve and production growth.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Gold and Precious Metals: The prices of gold and precious metals operation companies are affected by the price of gold or other precious metals such as platinum, palladium and silver, as well as other prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
SUMMARY PROSPECTUS

Depending on market conditions, gold and precious metals operation companies may dramatically outperform or underperform more traditional equity investments. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the prices of gold and other precious metals may be adversely affected.

The prices of gold and other precious metals are affected by such factors as: (1) how much of the worldwide supply is held by large holders, such as governmental bodies and central banks; (2) unpredictable monetary policies and economic and political conditions in countries throughout the world; (3) supply and demand for gold bullion as an investment, including bars, coins or gold-backed financial instruments such as exchange-traded funds; (4) demand for gold jewelry; and (5) government policies meant to influence demand for gold and other precious metals.

The prices of gold and precious metals operation companies are directly affected by: (1) declines in the prices of gold and precious metals; (2) rising capital costs as well as labor and other costs in mining and production; (3) adverse currency fluctuations, economic events or natural disasters or other events with a significant economic effect in the countries where these companies operate; (4) labor disruptions; (5) operational issues and failures; (6) access to reliable energy and equipment supplies; and (7) changes in laws relating to mining, production, or sales. These factors may result in deviations between the prices of the underlying metals and the securities of the operation companies in which the Fund invests. In addition, some gold and precious metals mining companies have hedged, to varying degrees, their exposure to falls in the prices of gold or precious metals by selling forward future production, which could limit the company’s benefit from future rises in the prices of gold or precious metals or increase the risk that the company could fail to meet its contractual obligations. With respect to mining companies, mining operations have varying expected life spans and companies that have mines with a short expected life span may experience more stock price volatility.

Changes in U.S. or foreign tax, currency or mining laws may make it more expensive and/or more difficult to pursue the Fund's investment strategies.

Concentration: To the extent the Fund concentrates in a specific industry, a group of industries, sector or type of investment, the Fund will carry much greater risks of adverse developments and price movements in such industries, sectors or investments than a fund that invests in a wider variety of industries, sectors or investments. There is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries or sectors.

Market: The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a

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FRANKLIN GOLD AND PRECIOUS METALS FUND
SUMMARY PROSPECTUS

security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The global outbreak of the novel strain of coronavirus, COVID-19 and its subsequent variants, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. The long-term impact on economies, markets, industries and individual issuers is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.): Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency. The risks of foreign investments may be greater in developing or emerging market countries.

Regional: Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund

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FRANKLIN GOLD AND PRECIOUS METALS FUND
SUMMARY PROSPECTUS

may experience substantial illiquidity or reduction in the value of the Fund’s investments.

Emerging Market Countries: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Frontier Market Countries: Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries.

Small and Mid Capitalization Companies: Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve substantial risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Liquidity: The trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Illiquid Securities: Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or

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FRANKLIN GOLD AND PRECIOUS METALS FUND
SUMMARY PROSPECTUS

transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them. Securities that are illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Illiquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

Income: Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when dividend income from investments in stocks declines or when the Fund does not have PFIC gains to be distributed. The Fund's income generally declines during periods of falling gold and precious metals prices.

Non-Diversification: Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund’s shares.

Depositary Receipts: Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Management: The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
SUMMARY PROSPECTUS

Cybersecurity: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary index in the table below shows how the Fund's performance compares to a group of securities that reflects the broader equity markets universe.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
SUMMARY PROSPECTUS

Class A Annual Total Returns

Best Quarter:	2020, Q2	69.49%
Worst Quarter:	2013, Q2	-38.15%

As of September 30, 2023, the Fund’s year-to-date return was -11.41%.

Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2022

	1 Year	5 Years	10 Years	Since Inception
Franklin Gold and Precious Metals Fund - Class A
Return before taxes	-27.68%	4.40%	-3.53%	—
Return after taxes on distributions	-27.56%	2.88%	-4.61%	—
Return after taxes on distributions and sale of Fund shares	-16.27%	3.00%	-2.92%	—
Franklin Gold and Precious Metals Fund - Class C	-24.77%	4.82%	-3.70%	—
Franklin Gold and Precious Metals Fund - Class R6	-23.15%	6.00%	—	1.68%	[1]
Franklin Gold and Precious Metals Fund - Advisor Class	-23.24%	5.86%	-2.74%	—
FTSE Gold Mines Index (index reflects no deduction for fees, expenses or taxes)	-12.84%	4.61%	-3.19%	—
S&P 500 Index (index reflects no deduction for fees, expenses or taxes)	-18.11%	9.43%	12.56%	—

1.	Since inception May 1, 2013.

No one index is representative of the Fund's portfolio.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
SUMMARY PROSPECTUS

The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A shares in the average annual total returns table would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers or investment manager)

Portfolio Managers

Stephen M. Land, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since 1999.

Frederick G. Fromm, CFA
Vice President of Advisers and portfolio manager of the Fund since 2005.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement

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FRANKLIN GOLD AND PRECIOUS METALS FUND
SUMMARY PROSPECTUS

account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Franklin Distributors, LLC One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Gold and Precious Metals Fund

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